UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2016

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

388 Greenwich Street New York, New York 10013 (Address of principal executive offices) (Zip Code)

(212) 559-1000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Global Selling Agency Agreement, dated March 8, 2016 among Citigroup Global Markets Holdings Inc., Citigroup Inc., Citigroup Global Markets Inc., Barclays Capital Inc., Incapital LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Financial Services Inc. relating to the issue and sale by Citigroup Global Markets Holdings Inc. of its Medium-Term Senior Notes, Series N.

4.1	Senior Debt Indenture, dated as of March 8, 2016, among Citigroup Global Markets Holdings Inc., Citigroup Inc., as guarantor, and The Bank of New York Mellon, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc.

23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc. (included in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell, as tax counsel to Citigroup Global Markets Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2016	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Global Selling Agency Agreement, dated March 8, 2016 among Citigroup Global Markets Holdings Inc., Citigroup Inc., Citigroup Global Markets Inc., Barclays Capital Inc., Incapital LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Financial Services Inc. relating to the issue and sale by Citigroup Global Markets Holdings Inc. of its Medium-Term Senior Notes, Series N.

4.1	Senior Debt Indenture, dated as of March 8, 2016, among Citigroup Global Markets Holdings Inc., Citigroup Inc., as guarantor, and The Bank of New York Mellon, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc.

23.1	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc. (included in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell, as tax counsel to Citigroup Global Markets Holdings Inc.